UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): January 1, 2010

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard Drive, Suite 300 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 1, 2010, American Ecology Corporation (the “Company”) entered into the following compensatory agreements with Stephen A. Romano (“Romano”), Chairman of the Board of Directors, James R. Baumgardner (“Baumgardner”), President and Chief Executive Officer and its named executive officers.

Consulting Services Agreement with Stephen A. Romano – The Company and Romano entered into a three-year consulting services agreement where Romano will provide advisory services to the Company’s senior management team including, but not limited to, potential acquisitions, growth strategy, governmental and regulatory affairs, investor and media relations, customer relations and operational and safety issues.  In connection for these services, Romano will be entitled to a monthly retainer of $3,000 per month plus reimbursement of out-of-pocket expenses.

Employment Agreement with James R. Baumgardner - The Company and Baumgardner entered into a three year employment agreement expiring on December 31, 2012 with automatic one year renewal periods unless written notice is provided by either party within 60 days of expiration.  Among other things, the Agreement establishes Baumgardner’s minimum annual base salary of $300,000 and participation in the Company’s employee benefit plans, including any management incentive plans.

Baumgardner is eligible to receive an incentive bonus payment for fiscal year 2010 if the base financial performance target (the “Base Budget Target”) is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 75% of his base salary.

The Agreement provides for annual equity awards of restricted stock with a value of $100,000 vesting over twelve months and options to purchase the Company’s common stock with a value of $100,000 vesting over thirty-six months.  Under the terms of the Agreement the equity awards are to be automatically granted the third full trading day after the announcement of the Company’s full year fiscal year earnings for the preceding year and shall be priced based on the closing market price on the day of grant.  The Agreement also provides for a fully vested restricted stock grant with a value equal to $250,000 on January 4, 2010.

The Agreement requires Baumgardner to purchase not less than $250,000 of the Company’s common stock by December 31, 2010 and from that date maintain a total equity ownership position in the Company in an amount not less than $600,000, calculated based on the greater of cost basis or market value throughout the remainder of the contract term.

The Agreement provides for severance benefits payable to Baumgardner if his employment is terminated by the Company without cause or Baumgardner terminates his employment for good reason in an amount equal to the greater of the remaining term of the contract or one-year base salary.  In addition, the Agreement also entitles Baumgardner to a payment in the event of a change in control of the Company during the term of the Agreement where the enterprise value of the Company is greater than or equal to a designated valuation, with the amount of the payment to be determined based upon a designated percentage of transaction value.  Any payments made in connection with a change in control of the Company under the Agreement are in lieu of any severance benefits payable under the Agreement.

The Agreement supersedes and replaces any other agreements previously entered into with Baumgardner.

Employment Agreement with Steven Welling - The Company and Steven Welling (“Welling”), Senior Vice President of Sales and Marketing, entered into a one-year employment agreement expiring on December 31, 2010 with automatic one year renewal periods unless written notice is provide by either party within 60 days of expiration.  Among other things, the Agreement establishes Welling’s minimum annual base salary of $230,000 and participation in the Company’s employee benefit plans, including any management incentive plans.

Welling is eligible to receive an incentive bonus payment for fiscal year 2010 if the base financial performance target (the “Base Budget Target”) is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 50% of his base salary.

The Agreement provides for annual equity awards of restricted stock with a value of $50,000 vesting over twelve months and options to purchase the Company’s common stock with a value of $50,000 vesting over thirty-six months.  Under the terms of the Agreement the equity awards are to be automatically granted the third full trading day after the announcement of the Company’s full year fiscal year earnings for the preceding year and shall be priced based on the closing market price on the day of grant.

The Agreement requires Welling to acquire and hold the Company’s common stock with a value calculated based on the greater of cost basis or market value of not less than $57,500 by December 31, 2010; $115,000 by December 31, 2011 and $172,500 by December 2012 and maintain this investment level in the Company throughout the remainder of the contract term.

The Agreement provides for severance benefits payable to Welling if his employment is terminated by the Company without cause or Welling terminates his employment for good reason in an amount equal to one year base salary.  In addition, the Agreement also entitles Welling to a payment in the event of a change in control of the Company during the term of the Agreement equal to one year base salary.

The Agreement supersedes and replaces any other agreements previously entered into with Welling.

Employment Agreement with Simon Bell - The Company and Simon Bell (“Bell”), Vice President of Operations, entered into a one-year employment agreement expiring on December 31, 2010 with automatic one year renewal periods unless written notice is provide by either party within 60 days of expiration.  Among other things, the Agreement establishes Bell’s minimum annual base salary of $172,000 and participation in the Company’s employee benefit plans, including any management incentive plans.

Bell is eligible to receive an incentive bonus payment for fiscal year 2010 if the base financial performance target (the “Base Budget Target”) is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 40% of his base salary.

The Agreement provides for annual equity awards of restricted stock with a value of $45,000 vesting over twelve months and options to purchase the Company’s common stock with a value of $45,000 vesting over thirty-six months.  Under the terms of the Agreement the equity awards are to be automatically granted the third full trading day after the announcement of the Company’s full year fiscal year earnings for the preceding year and shall be priced based on the closing market price on the day of grant.

The Agreement requires Bell to acquire and hold the Company’s common stock with a value calculated based on the greater of cost basis or market value of not less than $43,000 by December 31, 2010; $86,000 by December 31, 2011 and $129,000 by December 31, 2012 and maintain this investment level in the Company throughout the remainder of the contract term.

The Agreement provides for severance benefits payable to Bell if his employment is terminated by the Company without cause or Bell terminates his employment for good reason in an amount equal to one year base salary.  In addition, the Agreement also entitles Bell to a payment in the event of a change in control of the Company during the term of the Agreement equal to one year base salary.

The Agreement supersedes and replaces any other agreements previously entered into with Bell.

Employment Agreement with Jeffrey R. Feeler - The Company and Jeffrey R. Feeler (“Feeler”), Vice President and Chief Financial Officer, entered into a one-year employment agreement expiring on December 31, 2010 with automatic one year renewal periods unless written notice is provide by either party within 60 days of expiration.  Among other things, the Agreement establishes Feeler’s minimum annual base salary of $172,000 and participation in the Company’s employee benefit plans, including any management incentive plans.

Feeler is eligible to receive an incentive bonus payment for fiscal year 2010 if the base financial performance target (the “Base Budget Target”) is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 40% of his base salary.

The Agreement provides for annual equity awards of restricted stock with a value of $45,000 vesting over twelve months and options to purchase the Company’s common stock with a value of $45,000 vesting over thirty-six months.  Under the terms of the Agreement the equity awards are to be automatically granted the third full trading day after the announcement of the Company’s full year fiscal year earnings for the preceding year and shall be priced based on the closing market price on the day of grant.

The Agreement requires Feeler to acquire and hold the Company’s common stock with a value calculated based on the greater of cost basis or market value of not less than $43,000 by December 31, 2010; $86,000 by December 31, 2011 and $129,000 by December 31, 2012 and maintain this investment level in the Company throughout the remainder of the contract term.

The Agreement provides for severance benefits payable to Feeler if his employment is terminated by the Company without cause or Feeler terminates his employment for good reason in an amount equal to one year base salary.  In addition, the Agreement also entitles Feeler to a payment in the event of a change in control of the Company during the term of the Agreement equal to one year base salary.

The Agreement supersedes and replaces any other agreements previously entered into with Feeler.

Employment Agreement with John M. Cooper - The Company and John M. Cooper (“Cooper”), Vice President and Chief Information Officer, entered into a one-year employment agreement expiring on December 31, 2010 with automatic one year renewal periods unless written notice is provide by either party within 60 days of expiration.  Among other things, the Agreement establishes Cooper’s minimum annual base salary of $140,000 and participation in the Company’s employee benefit plans, including any management incentive plans.

Cooper is eligible to receive an incentive bonus payment for fiscal year 2010 if the base financial performance target (the “Base Budget Target”) is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 35% of his base salary.

The Agreement provides for annual equity awards of restricted stock with a value of $25,000 vesting over twelve months and options to purchase the Company’s common stock with a value of $25,000 vesting over thirty-six months.  Under the terms of the Agreement the equity awards are to be automatically granted the third full trading day after the announcement of the Company’s full year fiscal year earnings for the preceding year and shall be priced based on the closing market price on the day of grant.

The Agreement requires Cooper to acquire and hold the Company’s common stock with a value calculated based on the greater of cost basis or market value of not less than $35,000 by December 31, 2010; $70,000 by December 31, 2011 and $105,000 by December 31, 2012 and maintain this investment level in the Company throughout the remainder of the contract term.

The Agreement provides for severance benefits payable to Cooper if his employment is terminated by the Company without cause or Cooper terminates his employment for good reason in an amount equal to one year base salary.  In addition, the Agreement also entitles Cooper to a payment in the event of a change in control of the Company during the term of the Agreement equal to one year base salary.

The Agreement supersedes and replaces any other agreements previously entered into with Cooper.

2010 Management Incentive Plan

On January 6, 2010, the Company entered into the 2010 Management Incentive Plan (“MIP”) with its named executive officers for the fiscal year 2010. Each executive officer will be eligible to receive a bonus payment for fiscal year 2010 if the operating income Base Budget Target is achieved. The bonus opportunity for achieving the 2010 Base Budget Target is up to 75% of base salary for Baumgardner, up to 50% of base salary for Welling, up to 40% of base salary for Bell and Feeler and up to 35% of base salary for Cooper. In the event the Company exceeds the Base Budget Target, Baumgardner will be eligible for an additional bonus payment calculated by multiplying his base salary by 2.5% for every 1% increase over the Base Budget Target. Similarly, Welling, Bell, Feeler and Cooper will be eligible for an additional bonus payment calculated by multiplying their respective salaries by 1% for every 1% increase over the Base Budget Target. There is no maximum payout.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: January 6, 2010	By: /S/ Jeffrey R. Feeler
Jeffrey R. Feeler
Vice President & Chief Financial Officer